Exhibit 10.1

SECOND REFINANCING AMENDMENT dated as of October 20, 2017 (this “Agreement”), to the Credit Agreement (as defined below) among Denali Intermediate Inc., as Holdings (“Holdings”), Dell Inc., as the Company (the “Company”), Dell International L.L.C. as a Borrower (“Dell International”), EMC Corporation as a Borrower (“EMC” and, together with Dell International, the “Borrowers”), the Lenders party hereto, Credit Suisse AG, Cayman Islands Branch, as Term Loan B Administrative Agent and Collateral Agent (the “Term Loan B Administrative Agent”) and JPMorgan Chase Bank, N.A., as Term Loan A/Revolver Administrative Agent (the “Term Loan A/Revolver Administrative Agent” and, together with the Term Loan B Administrative Agent, the “Administrative Agents”).
RECITALS
A.     Holdings, the Company, the Borrowers, the Lenders party thereto from time to time and the Administrative Agents, are party to that certain Credit Agreement dated as of September 7, 2016 (as amended as of March 8, 2017 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.     The Credit Agreement permits the Borrowers (i) to obtain Credit Agreement Refinancing Indebtedness from any Lender or Additional Lender in respect of all or any portion of the Term Loans outstanding under the Credit Agreement in the form of Other Term Loans and Other Term Commitments pursuant to a Refinancing Amendment, (ii) to reduce the rate of interest on Revolving Loans and any fees payable in respect of the Revolving Credit Facility pursuant to an agreement entered into by Holdings, the Company, the Borrowers, the Administrative Agents and each of the Revolving Lenders and (iii) to amend the Credit Agreement with the written consent of the Required Lenders, the Administrative Agents, Holdings, the Company and the Borrowers to add one or more additional credit facilities and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of the Credit Agreement and the other Loan Documents.
C.     On the Second Refinancing Amendment Effective Date (as defined below), the Borrowers intend to (i) reduce the Applicable Rate and other fees in respect of the Revolving Credit Facility, (ii) incur new Term A-2 Loans pursuant to Sections 2.21 and 9.02 of the Credit Agreement in an aggregate principal amount of up to $3,777,812,500.00 (any such resulting Term A-2 Loans, the “Refinancing Term A-2 Loans”), (iii) incur new Term A-3 Loans pursuant to Sections 2.21 and 9.02 of the Credit Agreement in an aggregate principal amount of up to $1,800,000,000.00 (any such resulting Term A-3 Loans, the “Replacement Term A-3 Loans” and, together with the Refinancing Term A-2 Loans, the “Refinancing Term A Loans”), (iv) use the proceeds of the Refinancing Term A Loans together with cash on hand of the Borrowers to repay all Term A-2 Loans (the “Original Term A-2 Loans”) and Term A-3 Loans (the “Original Term A-3 Loans”) outstanding immediately prior to the Second Refinancing Amendment Effective Date and accrued interest thereon and to pay fees and expenses incurred in connection with the foregoing, (v) incur additional Term A-2 Loans pursuant to Section 9.02 of the Credit Agreement (it being understood and agreed that the incurrence of such Loans shall not constitute an incurrence of Indebtedness pursuant to the definition of “Incremental Cap”) in an aggregate principal amount of up to $672,187,500.00 (any such resulting Term A-2 Loans, the “Additional Term A-2 Loans” and, together with the Refinancing Term A-2 Loans, the “Replacement Term A-2 Loans”; the Replacement Term A-2 Loans together with the Replacement Term A-3 Loans are referred to herein as the “Replacement Term A Loans”), (vi) use the proceeds of the Additional Term A-2 Loans on and after the Second Refinancing Amendment Effective Date for general corporate purposes, including the repayment of indebtedness and (vii) obtain pursuant to Section 9.02 of the Credit Agreement (it being understood and agreed that the incurrence of such Loans shall not constitute an incurrence of Indebtedness pursuant to the definition of “Incremental Cap”) up to $180,000,000.00 of additional commitments under the Revolving Credit Facility in the form of an increase to the existing Revolving Commitments (the “Additional Revolving Commitments” and each Person party hereto who has agreed to provide Additional Revolving Commitments, an “Additional Revolving Lender”) and (viii) use the proceeds of the Additional Revolving Commitments on and after the Second Refinancing Amendment Effective Date for general corporate purposes and any other use not prohibited by the Credit Agreement. Each Lender holding Original Term A-2 Loans is referred to herein as an “Existing Term A-2 Lender” and each Lender holding Original Term A-3 Loans is referred to herein as an “Existing Term A-3 Lender”.
D.    Subject to the terms and conditions set forth herein:
(1)     Each Person party hereto who has delivered a signature page as a Lender agreeing to provide Replacement Term A-2 Loans (each such Person who is a Term A-2 Lender holding Original Term A-2 Loans immediately prior to the effectiveness of this Agreement, a “Continuing Term A-2 Lender”; each such Person who is not a Continuing Term A-2 Lender, an “Additional Replacement Term A-2 Lender”; and each Continuing Term A-2 Lender and Additional Replacement Term A-2 Lender, a “Replacement Term A-2 Lender” and each, Replacement Term A-2 Lender that is providing Refinancing Term A-2 Loans “Refinancing Term A-2 Lender”) has agreed to (i) consent (x) to the amendments to the Credit Agreement as provided in Section 1.03 below and (y) in the case of Refinancing Term A-2 Lenders, to the incurrence of the Additional Term A-2 Loans and the establishment of the Additional Revolving Commitments and (ii) provide a new commitment of Replacement Term A-2 Loans and/or a commitment to convert all (or such lesser amount as the Second Refinancing Amendment Arrangers may allocate) of its Original Term A-2 Loans into Refinancing Term A-2 Loans (such converted Refinancing Term A-2 Loans, the “Converted Term A-2 Loans” and any such conversion of Original Term A-2 Loans into Refinancing Term A-2 Loans being referred to herein as a “Term A-2 Conversion”) in each case in the amount set forth on Schedule A to this Agreement (such amount the “Replacement Term A-2 Commitment” and such schedule the “Term A-2 Loan Refinancing Allocation Schedule”). Any Lender holding Original Term A-2 Loans immediately prior to the effectiveness of this Agreement that is not a Replacement Term A-2 Lender is referred to herein as an “Exiting Term A-2 Lender”. In the event that any Lender is a Continuing Term A-2 Lender but receives an allocation of Replacement Term A-2 Loans in an amount less than the amount of its Original Term A-2 Loans, such Lender shall be considered an Exiting Term Lender with respect to the difference between the amount of its Original Term A-2 Loans and the allocated amount of its Replacement Term A-2 Loans.
(2)     Each Person party hereto who has delivered a signature page as a Lender agreeing to provide Replacement Term A-3 Loans (each such Person who is a Term A-3 Lender holding Original Term A-3 Loans immediately prior to the effectiveness of this Agreement, a “Continuing Term A-3 Lender”; each such Person who is not a Continuing Term A-3 Lender, an “Additional Replacement Term A-3 Lender”; and each Continuing Term A-3 Lender and Additional Replacement Term A-3 Lender, a “Replacement Term A-3 Lender”) has agreed to (i) consent to the amendments to the Credit Agreement as provided in Section 1.03 below and to the incurrence of the Additional Term A-2 Loans and the establishment of the Additional Revolving Commitments and (ii) provide a new commitment and/or a commitment to convert all (or such lesser amount as the Second Refinancing Amendment Arrangers may allocate) of its Original Term A-3 Loans into Replacement Term A-3 Loans (such converted Replacement Term A-3 Loans, the “Converted Term A-3 Loans” and any such conversion of Original Term A-3 Loans into Replacement Term A-3 Loans being referred to herein as a “Term A-3 Conversion”) in each case, in the amount set forth on Schedule B to this Agreement (such amount, the “Replacement Term A-3 Commitment” and such Schedule, the “Term A-3 Loan Refinancing Allocation Schedule”). Any Lender holding Original Term A-3 Loans immediately prior to the effectiveness of this Agreement that is not a Replacement Term A-3 Lender is referred to herein as an “Exiting Term A-3 Lender”. In the event that any Lender is a Continuing Term A-3 Lender but receives an allocation of Replacement Term A-3 Loans in an amount less than the amount of its Original Term A-3 Loans, such Lender shall be considered an Exiting Term Lender with respect to the difference between the amount of its Original Term A-3 Loans and the allocated amount of its Replacement Term A-3 Loans.
(3)    Each Revolving Lender party hereto has agreed to (i) consent to the amendments to the Credit Agreement as provided in Section 1.03 below and, with respect to such Revolving Lender’s existing Revolving Commitments, to the incurrence of the Additional Term A-2 Loans and the establishment of the Additional Revolving Commitments and (ii) provide the Additional Revolving Commitments, if any, set forth opposite its name on Schedule C hereto.
E.    JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the Second Refinancing Amendment Effective Date), Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA, Deutsche Bank Securities Inc. and RBC Capital Markets are the joint lead arrangers and joint bookrunners for this Agreement and the Replacement Term A Loans (the “Second Refinancing Amendment Arrangers”).
F.     In order to effect the foregoing, Holdings, the Company, the Borrowers and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein. This Agreement is (i) a Refinancing Amendment contemplated by Section 2.21 of the Credit Agreement to provide for the Refinancing Term A Loans, which is subject to the approval of Holdings, the Company, the Borrowers, the Administrative Agents, the Refinancing Term A-2 Lenders and the Replacement Term A-3 Lenders, (ii) an agreement to amend the terms of the Revolving Credit Facility contemplated by Section 9.02 of the Credit Agreement, which is subject to the approval of the Company, the Borrowers, the Administrative Agents and the Revolving Lenders and (iii) an agreement to permit the incurrence of the Additional Term A-2 Loans and the establishment of the Additional Revolving Commitments contemplated by Section 9.02 of the Credit Agreement, which is subject to the approval of the Required Lenders, the Administrative Agents, Holdings, the Company and the Borrowers. On the Second Refinancing Amendment Effective Date, the Refinancing Term A-2 Lenders, the Replacement Term A-3 Lenders and the Revolving Lenders (without giving effect to the Additional Commitments) constitute the Required Lenders under the Credit Agreement. This Agreement will become effective only on the Second Refinancing Amendment Effective Date.
AGREEMENTS
In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings, the Company, the Borrowers, the Replacement Term A-2 Lenders, the Replacement Term A-3 Lenders, the Revolving Lenders and the Administrative Agents hereby agree as follows:
ARTICLE I.

Refinancing Amendment

SECTION 1.01.    Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement.

SECTION 1.02.    Replacement Term A Loans and Revolving Commitments. (a) Subject to the terms and conditions set forth herein, on the Second Refinancing Amendment Effective Date, (i) each Additional Replacement Term A-2 Lender agrees to fund a Replacement Term A-2 Loan in a principal amount not exceeding such Additional Replacement Term A-2 Lender’s Replacement Term A-2 Commitment set forth on the Term A-2 Loan Refinancing Allocation Schedule, (ii) each Additional Replacement Term A-3 Lender agrees to fund a Replacement Term A-3 Loan in a principal amount not exceeding such Additional Replacement Term A-3 Lender’s Replacement Term A-3 Commitment set forth on the Term A-3 Loan Refinancing Allocation Schedule and (iii) each Continuing Term A-2 Lender that has a Replacement Term A-2 Commitment that exceeds its Converted Term A-2 Loans agrees to fund Replacement Term A-2 Loans in a principal amount equal to such excess and (iv) each Continuing Term A-3 Lender that has a Replacement Term A-3 Commitment that exceeds its Converted Term A-3 Loans agrees to fund Replacement Term A-3 Loans in a principal amount equal to such excess.(b)    Subject to the terms and conditions set forth herein, on the Second Refinancing Amendment Effective Date, each Continuing Term A-2 Lender agrees to convert all (or such lesser amount as the Second Refinancing Amendment Arrangers may allocate) of its Original Term A-2 Loans into Converted Term A-2 Loans. Without limiting the generality of the foregoing and subject to allocation of Replacement Term A-2 Loans by the Second Refinancing Amendment Arrangers, each Continuing Term A-2 Lender shall have a commitment to acquire by a Term A-2 Conversion Converted

Term A-2 Loans in the amounts of Original Term A-2 Loans then held by such Continuing Term A-2 Lender. Each party hereto acknowledges and agrees that notwithstanding any such Term A-2 Conversion, each such Continuing Term A-2 Lender shall be entitled to receive payment on the Second Refinancing Amendment Effective Date of the unpaid fees and interest accrued to such date with respect to all of its Original Term A-2 Loans. Each Continuing Term A-2 Lender’s Replacement Term A-2 Commitment inclusive of its Converted Term A-2 Loans are set forth on the Term A-2 Loan Refinancing Allocation Schedule.

(c)    Subject to the terms and conditions set forth herein, on the Second Refinancing Amendment Effective Date, each Continuing Term A-3 Lender agrees to convert all (or such lesser amount as the Second Refinancing Amendment Arrangers may allocate) of its Original Term A-3 Loans into Converted Term A-3 Loans. Without limiting the generality of the foregoing and subject to allocation of Replacement Term A-3 Loans by the Second Refinancing Amendment Arrangers, each Continuing Term A-3 Lender shall have a commitment to acquire by a Term A-3 Conversion Converted Term A-3 Loans in the amounts of Original Term A-3 Loans then held by such Continuing Term A-3 Lender. Each party hereto acknowledges and agrees that notwithstanding any such Term A-3 Conversion, each such Continuing Term A-3 Lender shall be entitled to receive payment on the Second Refinancing Amendment Effective Date of the unpaid fees and interest accrued to such date with respect to all of its Original Term A-3 Loans. Each Continuing Term A-3 Lender’s Replacement Term A-3 Commitment inclusive of its Converted Term A-3 Loans are set forth on the Term A-3 Loan Refinancing Allocation Schedule.

(d)    Each Lender, by delivering its signature page to this Agreement and, in the case of each Replacement Term A-2 Lender and Replacement Term A-3 Lender, funding and/or converting its Original Term A-2 Loans and/or Original Term A-3 Loans into Replacement Term A-2 Loans and/or Replacement Term A-3 Loans, respectively, on the Second Refinancing Amendment Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Term Loan A/Revolver Administrative Agent or any Class of Lenders on the Second Refinancing Amendment Effective Date. The commitments of the Replacement Term A-2 Lenders, the Replacement Term A-3 Lenders and the Revolving Lenders, respectively, are several, and no Replacement Term A-2 Lender, Replacement Term A-3 Lender or Revolving Lender, shall be responsible for any other Replacement Term A-2 Lender’s, Replacement Term A-3 Lender’s or Revolving Lender’s failure to make New Term A-2 Loans, Replacement Term A-3 Loans or Revolving Loans.

(e)    Each Refinancing Term A-2 Lender, each Replacement Term A-3 Lender and each Revolving Lender (without giving effect to the Additional Commitments) hereby consents to the incurrence of the Additional Term A-2 Loans and the establishment of the Additional Revolving Commitments (it being understood and agreed that the incurrence of such Loans and establishment of Commitments shall not constitute an incurrence of Indebtedness pursuant to the definition of “Incremental Cap”) and the other amendments to the Credit Agreement set forth herein.

(f)    Subject to the terms and conditions set forth herein, pursuant to Sections  2.21 and 9.02 of the Credit Agreement, effective as of the Second Refinancing Amendment Effective Date, for all purposes of the Loan Documents, (i) the Replacement Term A-2 Commitments shall constitute “Term Commitments”, “Other Term Commitments” and “Term A-2 Commitments”, (ii) the Replacement Term A-3 Commitments” shall constitute “Term Commitments, “Other Term Commitments” and “Term A-3 Commitments”, (iii) the Replacement Term A-2 Loans shall constitute “Term Loans”, “Term A-2 Loans” and “Other Term Loans”, (iv) the Replacement Term A-3 Loans shall constitute “Term Loans”, “Term A-3 Loans” and “Other Term Loans”, (v)  each Replacement Term A-2 Lender shall become an “Additional Term Lender”, an “Additional Lender”, a “Term A-2 Lender”, a “Term Lender” and a

“Lender” and shall have all the rights and obligations of a Lender holding a Term A-2 Commitment (or, following the making of a Replacement Term A-2 Loan, a Term A-2 Loan), (vi) each Replacement Term A-3 Lender shall become an “Additional Term Lender”, an “Additional Lender”, a “Term A-3 Lender”, a “Term Lender” and a “Lender” and shall have all the rights and obligations of a Lender holding a Term A-3 Commitment (or, following the making of a Replacement Term A-3 Loan, a Term A-3 Loan), (vii) the Additional Revolving Commitments shall constitute “Revolving Commitments” and (viii) each Additional Revolving Lender shall become a “Revolving Lender” and a “Lender” and shall have all the rights and obligations of a Lender holding a Revolving Commitment.

(g)    The (i) Original Term A-2 Loans of each Exiting Term A-2 Lender and (ii) Original Term A-3 Loans of each Exiting Term A-3 Lender shall, in each case, immediately upon the effectiveness of this Agreement, be repaid in full (together with any unpaid fees and interest accrued thereon (including funding losses payable to any Exiting Term Lenders pursuant to Section 2.16 of the Credit Agreement)) with the proceeds of the Refinancing Term A-2 Loans and the Replacement Term A-3 Loans and other funds available to the Borrowers. The Borrowers shall, on the Second Refinancing Amendment Effective Date, pay to the Term Loan A/Revolver Administrative Agent, for the accounts of the Persons that are Term A-2 Lenders and/or Term A-3 Lenders immediately prior to the Second Refinancing Amendment Effective Date, all interest, fees and other amounts accrued to the Second Refinancing Amendment Effective Date with respect to the Original Term A-2 Loans and Original Term A-3 Loans, whether or not such Original Term A-2 Loans and Original Term A-3 Loans are converted pursuant to Section 1.02 (b) or (c) of this Agreement.

(h)    Each Lender party hereto (including the Continuing Term A-2 Lenders and the Continuing Term A-3 Lenders) waives any right to compensation for losses, expenses or liabilities incurred by such Lender to which it may otherwise have been entitled pursuant to Section 2.16 of the Credit Agreement in respect of the transactions contemplated hereby.

(i)    (A) The obligation of each Replacement Term A-2 Lender and Replacement Term A-3 Lender to make Replacement Term A-2 Loans and Replacement Term A-3 Loans, as applicable, on the Second Refinancing Amendment Effective Date, (B) the obligation of each Additional Revolving Lender to provide Additional Revolving Commitments on the Second Refinancing Amendment Effective Date and (C) the effectiveness of each Refinancing Term A-2 Lender’s, Replacement Term A-3 Lender’s and Revolving Lender’s consent to this Agreement are, in each case, subject to the satisfaction of the following conditions:

(i)Immediately before and after giving effect to each Refinancing Term A-2 Lender’s, Replacement Term A-3 Lenders and Revolving Lender’s consent to this Agreement, the effectiveness of the Additional Revolving Commitments and the borrowing of the Replacement Term A-2 Loans and the Replacement Term A-3 Loans and the repayment in full of the Original Term A-2 Loans and the Original Term A-3 Loans, (x) the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement shall be satisfied on and as of the Second Refinancing Amendment Effective Date, and the Term Loan A/Revolver Administrative Agent shall have received a certificate of a Responsible Officer dated the Second Refinancing Amendment Effective Date to such effect and (y) the representations and warranties set forth in Section 2.01 shall be true and correct.

(ii)The Term Loan A/Revolver Administrative Agent, the Revolving Lenders, the Replacement Term A-2 Lenders and the Replacement Term A-3 Lenders shall have received a favorable legal opinion of (i) Simpson Thacher & Bartlett LLP, New York, Delaware and Texas counsel for the Loan Parties and (ii) Skadden, Arps, Slate, Meagher & Flom LLP, special Massachusetts counsel for the Loan Parties, in each case, covering such matters as the Term Loan

A/Revolver Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Term Loan A/Revolver Administrative Agent. The Borrowers hereby request each such counsel to deliver such opinion.

(iii)The Term Loan A/Revolver Administrative Agent shall have received (i) a certificate of good standing with respect to each of the Borrowers, the Company, Holdings and the Guarantors and (ii) a closing certificate executed by a Responsible Officer of each of the Borrowers, the Company and Holdings dated the Second Refinancing Amendment Effective Date, substantially in the form of the closing certificate delivered in connection with the Credit Agreement, certifying as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of each of the Borrowers, the Company and Holdings and attaching (A) a true and complete copy of the certificate of incorporation of each of the Borrowers, the Company and Holdings, including all amendments thereto, as in effect on the Second Refinancing Amendment Effective Date, certified as of a recent date by the Secretary of State of the state of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, (B) a true and complete copy of the by-laws of each of the Borrowers, the Company and Holdings as in effect on the Second Refinancing Amendment Effective Date and at all times since the date prior to the date of the resolutions described in clause (C) below and (C) a true and complete copy of resolutions duly adopted by the Board of Directors, of each of the Borrowers, the Company and Holdings authorizing the execution, delivery and performance of this Agreement and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect.

(iv)The Term Loan A/Revolver Administrative Agent shall have received a certificate of the Company on behalf of each Loan Party (other than the Borrowers and Holdings), dated the Second Refinancing Amendment Effective Date and executed by a Responsible Officer of the Company, certifying that, except as otherwise indicated therein, there have been no material amendments, supplements or modifications since the Effective Date to the documents delivered on the Effective Date pursuant to clauses (i) and (ii) of Section 4.01(d) of the Credit Agreement.

(v)The Term Loan A/Revolver Administrative Agent shall have received a Borrowing Request in a form reasonably acceptable to the Term Loan A/Revolver Administrative Agent requesting that the Replacement Term A-2 Lenders and the Replacement Term A-3 Lenders make the Replacement Term A-2 Loans and the Replacement Term A-3 Loans to the Borrowers on the Second Refinancing Amendment Effective Date.

(vi)The Term Loan A/Revolver Administrative Agent shall have received a notice of prepayment with respect to the Original Term A-2 Loans and the Original Term A-3 Loans, in each case, setting forth the information required by Section 2.11(f) of the Credit Agreement on the Second Refinancing Amendment Effective Date.

(vii)The Term Loan A/Revolver Administrative Agent and the Second Refinancing Amendment Arrangers shall have received all documentation at least three Business Days prior to the Second Refinancing Amendment Effective Date and other information about the Loan Parties that shall have been reasonably requested in writing at least 10 Business Days prior to the Second Refinancing Amendment Effective Date and that the Administrative Agents or the Second Refinancing Amendment Arrangers have reasonably determined is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation Title III of the USA Patriot Act.

(viii)The Term Loan A/Revolver Administrative Agent shall have received a certificate from the chief financial officer of the Company certifying that the Company and its Subsidiaries on a consolidated basis after giving effect to the transactions contemplated hereby are Solvent.

(ix)The conditions to effectiveness of this Agreement set forth in Section 1.04 hereof (other than paragraph (b) thereof) shall have been satisfied.

(x)Each Loan Party shall have entered into a reaffirmation agreement, in form and substance reasonably satisfactory to the Administrative Agents.

(j)    Each Issuing Bank hereby consents to the allocation of Revolving Commitments set forth on Schedule C hereto and to each Additional Revolving Lender.

(k)    On the Second Refinancing Amendment Effective Date, the Borrowers shall, in coordination with the Term Loan A/Revolver Administrative Agent, repay outstanding Revolving Loans of certain of the Revolving Lenders, and incur additional Revolving Loans from certain of the Revolving Lenders to the extent necessary so that all of the Revolving Lenders participate in each outstanding Borrowing of Revolving Loans pro rata on the basis of their respective percentage of the aggregate Revolving Commitments (after giving effect to the Additional Revolving Commitments).  The participations in any outstanding Letters of Credit and any outstanding Swingline Loans shall each be adjusted in accordance with each Lender’s respective percentage of the aggregate Revolving Commitments as reallocated in accordance with such increase in Revolving Commitments.

SECTION 1.03.    Amendment of Credit Agreement. Effective as of the Second Refinancing Amendment Effective Date, the Credit Agreement is hereby amended as follows:(i)    The following definitions are hereby added in the appropriate alphabetical order to Section 1.01 of the Credit Agreement (or, to the extent applicable, are hereby amended and restated in their entirety):

“Converted Term A-2 Loans” has the meaning assigned thereto in the Second Refinancing Amendment.
“Converted Term A-3 Loans” has the meaning assigned thereto in the Second Refinancing Amendment.
“Original Term A-2 Loans” has the meaning assigned thereto in the Second Refinancing Amendment.
“Original Term A-3 Loans” has the meaning assigned thereto in the Second Refinancing Amendment.
“Replacement Term A-2 Loans” has the meaning assigned thereto in the Second Refinancing Amendment.
“Replacement Term A-3 Loans” has the meaning assigned thereto in the Second Refinancing Amendment.
“Second Refinancing Amendment” means the Second Refinancing Amendment to this Agreement dated as of October 20, 2017, among

Holdings, the Company, the Borrowers, the Term A Lenders and Revolving Lenders party thereto and the Administrative Agents.
“Second Refinancing Amendment Arrangers” means JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the Second Refinancing Amendment Effective Date), Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA, Deutsche Bank Securities Inc. and RBC Capital Markets.
“Second Refinancing Amendment Effective Date” has the meaning assigned thereto in the Second Refinancing Amendment.
“Second Refinancing Amendment Reaffirmation Agreement” means the Reaffirmation Agreement dated as of October 20, 2017, among Holdings, the subsidiaries of Holdings party thereto, the Administrative Agents and the Collateral Agent.
“Term A Lender” means the Term A-1 Lenders, Term A-2 Lenders and Term A-3 Lenders, collectively.
“Term A-2 Conversion” has the meaning assigned thereto in the Second Refinancing Amendment.
“Term A-2 Loan Refinancing Allocation Schedule” has the meaning assigned thereto in the Second Refinancing Amendment.
“Term A-3 Conversion” has the meaning assigned thereto in the Second Refinancing Amendment.
“Term A-3 Loan Refinancing Allocation Schedule” has the meaning assigned thereto in the Second Refinancing Amendment.
(ii)    The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by:

(a)amending and restating clause (c) in its entirety as follows:

“(c) with respect to any Term A-3 Loan, on the Second Refinancing Amendment Effective Date, (i) 0.50% per annum, in the case of an ABR Loan, or (ii) 1.50% per annum, in the case of a Eurocurrency Loan,”;
(b)amending and restating clause (e) in its entirety as follows:

“(e) with respect to any Term A-2 Loan, on the Second Refinancing Amendment Effective Date, (i) 0.75% per annum, in the case of an ABR Loan, or (ii) 1.75% per annum, in the case of a Eurocurrency Loan, and”;
(c)amending and restating clause (f) in its entirety as follows:

“(f) with respect to any Revolving Loan, (A) on and after the Effective Date, but prior to the Second Refinancing Amendment Effective Date (i) 1.00% per annum in the case of an ABR Loan or (ii) 2.00% per annum in the case of a Eurocurrency Loan and (B) on and after the Second Refinancing Amendment Effective Date (i) 0.50% per annum, in the case of an ABR Loan, or (ii) 1.50% per annum, in the case of a Eurocurrency Loan”, and
(d)amending and restating clause (A) in its entirety as follows:

“(A) on and after the Effective Date, but prior to the Second Refinancing Amendment Effective Date, with respect to clause (d) and (f), the Applicable Rate shall be based on the Company’s public corporate credit rating from each of S&P and Moody’s (the “Rating”) in accordance with the pricing grid set forth below:

	Rating (Corporate and Stable or better)	Term A-1 ABR Loan Applicable Rate	Term A-1 Eurocurrency Loan Applicable Rate	Revolving Credit Facility ABR Loan Applicable Rate	Revolving Credit Facility Eurocurrency Loan Applicable Rate	Commitment Fee
I	BBB/Baa2	0.50%	1.50%	0.50%	1.50%	0.25%
II	BBB-/Baa3	0.75%	1.75%	0.75%	1.75%	0.25%
III	BB+/Ba1	1.00%	2.00%	1.00%	2.00%	0.375%
IV	BB/Ba2	1.25%	2.25%	1.25%	2.25%	0.50%

(e)amending and restating clause (B) (but not, for the avoidance of doubt, the two immediately following paragraphs which shall remain in effect) in its entirety as follows:

“(B) on and after the Second Refinancing Amendment Effective Date, with respect to clauses (c) through (f), the Applicable Rate shall be based on the Company’s public corporate credit rating from each of S&P and Moody’s (the “Rating”) in accordance with the pricing grid set forth below.

Level	Rating (Corporate and Stable or better)	Term A-1 ABR Loan Applicable Rate	Term A-1 Eurocurrency Loan Applicable Rate	Term A-2 ABR Loan Applicable Rate	Term A-2 Eurocurrency Loan Applicable Rate	Revolving Credit Facility and Term A-3 ABR Loan Applicable Rate	Revolving Credit Facility and Term A-3 Eurocurrency Loan Applicable Rate	Commitment Fee
I	BBB/Baa2	0.50%	1.50%	0.25%	1.25%	0.00%	1.00%	0.20%
II	BBB-/Baa3	0.75%	1.75%	0.50%	1.50%	0.25%	1.25%	0.25%
III	BB+/Ba1	1.00%	2.00%	0.75%	1.75%	0.50%	1.50%	0.30%
IV	BB/Ba2	1.25%	2.25%	1.00%	2.00%	0.75%	1.75%	0.35%
”
(iii)    The definition of “Revolving Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Assumption or (ii) a Refinancing Amendment or a Loan Modification Agreement. The initial amount of each Lender’s Revolving Commitment is set forth on Schedule C to the Second Refinancing Amendment, or in the Assignment and Assumption, Loan Modification Agreement or Refinancing Amendment pursuant to which such Lender shall have assumed its Revolving Commitment, as the case may be. The initial amount of the Lenders’ Revolving Commitments as of the Second Refinancing Amendment Effective Date is $3,330,000,000.00.”
(iv)    The definition of “Security Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “, the Second Refinancing Amendment Reaffirmation Agreement” after the text “the First Refinancing Amendment Reaffirmation Agreement” appearing in such definition.
(v)    The definition of “Term A-2 Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term A-2 Commitment” means, with respect to each Term A-2 Lender, its obligation to make a Replacement Term A-2 Loan to the Borrowers pursuant to the Second Refinancing Amendment (including pursuant to a Term A-2 Conversion of Original Term A-2 Loans of such Term A-2 Lender) in an aggregate principal amount not to exceed the amount set forth on the Term A-2 Loan Refinancing Allocation Schedule as such amount may be adjusted from time to time in accordance with this Agreement. On the Second Refinancing Amendment Effective Date the initial aggregate principal amount of the Term A-2 Commitments is $4,450,000,000.00.”

(vi)    The definition of “Term A-3 Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Term A-3 Commitment” means, with respect to each Term A-3 Lender, its obligation to make a Replacement Term A-3 Loan to the Borrowers pursuant to the Second Refinancing Amendment (including pursuant to a Term A-3 Conversion of Original Term A-3 Loans of such Term A-3 Lender) in an aggregate principal amount not to exceed the amount set forth on the Term A-3 Loan Refinancing Allocation Schedule, as such amount may be adjusted from time to time in accordance with this Agreement. On the Second Refinancing Amendment Effective Date the initial aggregate principal amount of the Term A-3 Commitments is $1,800,000,000.00.”
(vii)    The definition of “Term A-2 Loan” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term A-2 Loan” means a Term A-2 Loan made pursuant to clause (b) of Section 2.01 and Replacement Term A-2 Loans made pursuant to the Second Refinancing Amendment.
(viii)    The definition of “Term A-3 Loan” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term A-3 Loan” means a Term A-3 Loan made pursuant to clause (e) of Section 2.01 and Replacement Term A-3 Loans made pursuant to the Second Refinancing Amendment.
(ix)    Annex I to the Credit Agreement is hereby deleted and replaced with Annex I hereto.

(x)    Section 5.10 of the Credit Agreement shall be amended by adding the following sentence at the end thereof:

“The Borrowers will use the proceeds of the Term A-2 Loans and the Term A-3 Loans borrowed on the Second Refinancing Amendment Effective Date, (x) on the Second Refinancing Amendment Effective Date, to repay in full all of the Original Term A-2 Loans and Original Term A-3 Loans, together with all accrued and unpaid interest, fees and other amounts due in respect thereof and (y) on and after the Closing Date, for general corporate purposes, including the repayment of Indebtedness.”
SECTION 1.04.    Agreement Effectiveness. This Agreement shall become effective as of the first date (the “Second Refinancing Amendment Effective Date”) on which the following conditions have been satisfied:

(a)    The Administrative Agents and the Second Refinancing Amendment Arrangers (or their counsel) shall have received from (i) the Borrowers, (ii) Holdings, (iii) the Company, (iv) each Revolving Lender, (v) each Replacement Term A-2 Lender, (vi) each Replacement Term A-3 Lender and (vii) each Administrative Agent, either (x) counterparts of this Agreement signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agents (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Agreement.

(b)    The conditions to the effectiveness of the Revolving Lenders’, the Refinancing Term A-2 Lenders’ and the Replacement Term A-3 Lenders’ consent to this Agreement, the making of the Replacement Term A Loans and the establishment of the Additional Commitments set forth in Section 1.02(i) hereof (other than clause (ix) thereof) shall have been satisfied.

(c)    The Borrowers shall have paid in full, or substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 1.04 shall pay in full (i) all of the Original Term A-2 Loans (giving effect to any Term A-2 Conversion thereof), (ii) all of the Original Term A-3 Loans (giving effect to any Term A-3 Conversion thereof), (iii) all accrued and unpaid fees and interest with respect to the Original Term A-2 Loans and Original Term A-3 Loans (including any such Original Term A-2 Loans or Original Term A-3 Loans that will be converted to Refinancing Term A-2 Loans or Replacement Term A-3 Loans on the Second Refinancing Amendment Effective Date) and (iv) to the extent invoiced, any amounts payable to the Persons that are Exiting Term A-2 Lenders or Exiting Term A-3 Lenders immediately prior to the Second Refinancing Amendment Effective Date pursuant to Section 2.16 of the Credit Agreement, in each case, with such payments to be made with the proceeds of Refinancing Term A-2 Loans or Replacement Term A-3 Loans to be made on the Second Refinancing Amendment Effective Date and other funds available to the Borrowers.

(d)    The Administrative Agents and the Second Refinancing Amendment Arrangers shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Agreement, including, to the extent invoiced at least one Business Day prior to the Second Refinancing Amendment Effective Date, the reasonable fees, charges and disbursements of counsel for the Administrative Agents and the Second Refinancing Amendment Arrangers.

(e)    The Borrowers shall have paid to the Second Refinancing Amendment Arrangers the fees in the amounts previously agreed in writing to be received on the Second Refinancing Amendment Effective Date.

(f)    The Borrowers shall have paid to the Term Loan A/Revolver Administrative Agent (i) for the account of each Revolving Lender who has provided a signature page consenting to this Agreement, a fee in consideration for the reduction in interest and fees applicable to its Revolving Loans and Revolving Commitments in an amount equal to 0.05% of the aggregate principal amount of the Revolving Commitments of such Revolving Lender outstanding immediately prior to the Second Refinancing Amendment Effective Date, (ii) for the account of each Revolving Lender providing an Additional Commitment, a fee in an amount equal to 0.05% of the aggregate principal amount of the Additional Commitments provided by such Revolving Lender and (iii) for the account of each Replacement Term A-2 Lender who has delivered a signature page as a Lender agreeing to provide Replacement Term A-2 Loans (including through a Term A-2 Conversion), a fee in an amount equal to (A) in the case of any Continuing Term A-2 Lender, the sum of (x) 0.05% of the aggregate principal amount of Replacement Term A-2 Loans provided by such Replacement Term A-2 Lender up to the amount of its Original Term A-2 Commitment and (y) 0.25% of the aggregate principal amount of Replacement Term A-2 Loans provided by such Replacement Term A-2 Lender in excess of its Original Term A-2 Commitment (if any) and (B) in the case of any Additional Replacement Term A-2 Lender, 0.25% of the aggregate principal amount of Replacement Term A-2 Loans provided by such Additional Replacement Term A-2 Lender, in each case on the Second Refinancing Amendment Effective Date. For the avoidance of doubt, the fees paid to Replacement Term A-2 Lenders are in respect of their respective commitments to provide Replacement Term A-2 Loans and not their consent to this Amendment.

The Term Loan A/Revolver Administrative Agent shall notify the Borrowers, the Replacement Term A-2 Lenders, the Replacement Term A-3 Lenders, the Revolving Lenders and the other Lenders of the Second Refinancing Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendment effected hereby shall not become effective and the consents provided by the Revolving Lenders, the effectiveness of the Additional Revolving Commitments and the obligations of the Replacement Term A-2 Lenders and the Replacement Term A-3 Lenders to make Replacement Term A-2 Loans and Replacement Term A-3 Loans will automatically terminate, if each of the conditions set forth or referred to in Sections 1.02(h) and 1.04 hereof has not been satisfied at or prior to 5:00 p.m., New York City time, on October 20, 2017.
ARTICLE II.
Miscellaneous
SECTION 2.01.    Representations and Warranties. (a) To induce the other parties hereto to enter into this Agreement, the Borrowers represent and warrant to each of the Lenders, including the Revolving Lenders, the Replacement Term A-2 Lenders and the Replacement Term A-3 Lenders, and the Administrative Agents that, as of the Second Refinancing Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Second Refinancing Amendment Effective Date, this Agreement has been duly authorized, executed and delivered by each of Holdings, the Company and the Borrowers and constitutes, and the Credit Agreement, as amended hereby on the Second Refinancing Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.(b)    The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Agreement on such date, true and correct in all material respects on and as of the Second Refinancing Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).
(c)    After giving effect to this Agreement and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing on the Second Refinancing Amendment Effective Date.
(d)    On the Second Refinancing Amendment Effective Date, immediately after the consummation of the transactions contemplated under this Agreement to occur on the Second Refinancing Amendment Effective Date, the Company and its Subsidiaries are, on a consolidated basis after giving effect to such transactions, Solvent.
SECTION 2.02.    Effect of Amendment. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan

Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Agreement and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Second Refinancing Amendment Effective Date. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.
(b)    On and after the Second Refinancing Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Agreement shall constitute a Refinancing Amendment entered into pursuant to Section 2.21 of the Credit Agreement in respect of the Original Term A-2 Loans and the Original Term A-3 Loans and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.03.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Agreement to the same extent as if fully set forth herein.SECTION 2.04.    Costs and Expenses. The Borrowers agree to reimburse the Administrative Agents and the Second Refinancing Amendment Arrangers for their reasonable out of pocket expenses in connection with this Agreement and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agents and the Second Refinancing Amendment Arrangers.SECTION 2.05.    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.SECTION 2.06.    Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their officers as of the date first above written.

DENALI INTERMEDIATE INC.

BY	/s/ Janet M. Bawcom
NAME: Janet M. Bawcom
TITLE: Senior Vice President and Assistant Secretary

DELL INC.

BY	/s/ Janet M. Bawcom
NAME: Janet M. Bawcom
TITLE: Senior Vice President and Assistant Secretary

DELL INTERNATIONAL L.L.C.

BY	/s/ Janet M. Bawcom
NAME: Janet M. Bawcom
TITLE: Senior Vice President and Assistant Secretary

EMC CORPORATION

BY	/s/ Janet M. Bawcom
NAME: Janet M. Bawcom
TITLE: Senior Vice President and Assistant Secretary

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Term Loan B Administrative Agent and Collateral Agent

BY	/s/ Judith E. Smith
Name: Judith E. Smith
Title: Authorized Signatory

BY	/s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A., as Term Loan A/Revolver Administrative Agent

BY	/s/ Bruce S. Borden
Name: Bruce S. Borden
Title: Executive Director

REPLACEMENT TERM A-2 LENDER SIGNATURE PAGE

The undersigned Existing Term A-2 Lender hereby irrevocably and unconditionally consents to this Agreement and agrees to convert 100% (or such lesser amount as may be notified to such Existing Term A-2 Lender by the Term Loan A/Revolver Administrative Agent) of its outstanding Term A-2 Loans into Replacement Term A-2 Loans in a like principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-2 Loans.
IN WITNESS WHEREOF, the undersigned has caused this Replacement Term A-2 Lender Signature Page to be executed and delivered by a duly authorized officer.

,
as a Replacement Term A-2 Lender (type name of the legal entity)

By:	___________________________________
Name:
Title:

If a second signature is necessary:

By:	___________________________________
Name:
Title:

REPLACEMENT TERM A-3 LENDER SIGNATURE PAGE

The undersigned Existing Term A-3 Lender hereby irrevocably and unconditionally consents to this Agreement and agrees to convert 100% (or such lesser amount as may be notified to such Existing Term A-3 Lender by the Term Loan A/Revolver Administrative Agent) of its outstanding Term A-3 Loans into Replacement Term A-3 Loans in a like principal amount in lieu of receiving a cash prepayment in respect of the outstanding principal amount of such Term A-3 Loans.
IN WITNESS WHEREOF, the undersigned has caused this Replacement Term A-3 Lender Signature Page to be executed and delivered by a duly authorized officer.

,
as a Replacement Term A-3 Lender (type name of the legal entity)

By:	___________________________________
Name:
Title:

If a second signature is necessary:

By:	___________________________________
Name:
Title:

REVOLVING LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Revolving Lender Signature Page to be executed and delivered by a duly authorized officer.

,
as a Revolving Lender (type name of the legal entity)

By:	___________________________________
Name:
Title:

If a second signature is necessary:

By:	___________________________________
Name:
Title:

ADDITIONAL REPLACEMENT TERM A-2 LENDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Additional Replacement Term A-2 Lender Signature Page to be executed and delivered by a duly authorized officer.

,
as an Additional Replacement Term A-2 Lender (type name of the legal entity)

By:	___________________________________
Name:
Title:

If a second signature is necessary:

By:	___________________________________
Name:
Title:

Annex I

Date	Term A-2 Loan Amount
January 31, 2018	$55,625,000.00
April 30, 2018	$55,625,000.00
July 31, 2018	$55,625,000.00
October 31, 2018	$55,625,000.00
January 31, 2019	$111,250,000.00
April 30, 2019	$111,250,000.00
July 31, 2019	$111,250,000.00
October 31, 2019	$111,250,000.00
January 31, 2020	$111,250,000.00
April 30, 2020	$111,250,000.00
July 31, 2020	$111,250,000.00
October 31, 2020	$111,250,000.00
January 31, 2021	$778,750,000.00
April 30, 2021	$778,750,000.00
July 31, 2021	$778,750,000.00